Note 11 - Commitments, Guarantees and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]

Note 11 - Commitments, Guarantees and Contingencies

We have incurred various contractual obligations and financial commitments in the normal course of our operating and financing activities that are reasonably likely to have a material effect on liquidity or the availability of capital resources. Contractual obligations include future cash payments required under existing contractual arrangements, such as debt and lease agreements. These obligations may result from both general financing activities and from commercial arrangements that are directly supported by related revenue-producing activities. The following table illustrates our expected future contractual payments under our obligations and other commitments as of December 31, 2013.

							2019 &
In millions	Total	2014	2015	2016	2017	2018	thereafter
Recorded contractual obligations:
Long-term debt (1)	$3,706	$-	$200	$545	$22	$155	$2,784
Short-term debt	1,171	1,171	-	-	-	-	-
Environmental remediation liabilities (2)	447	70	82	80	48	63	104
Pipeline replacement program costs (2)	5	5	-	-	-	-	-
Total	$5,329	$1,246	$282	$625	$70	$218	$2,888
Unrecorded contractual obligations and commitments(3) (8):
Pipeline charges, storage capacity and gas supply (4)	$2,298	$733	$507	$299	$138	$102	$519
Interest charges (5)	2,899	185	175	161	147	145	2,086
Operating leases (6)	203	28	27	24	21	17	86
Asset management agreements (7)	19	8	5	4	2	-	-
Standby letters of credit, performance/surety bonds (8)	27	27	-	-	-	-	-
Other	5	1	2	2	-	-	-
Total	$5,451	$982	$716	$490	$308	$264	$2,691

(1)	Excludes the $82 million step up to fair value of first mortgage bonds, $16 million unamortized debt premium and $9 million interest rate swaps fair value adjustment.

(2)	Includes charges recoverable through base rates or rate rider mechanisms.

(3)	In accordance with GAAP, these items are not reflected in our Consolidated Statements of Financial Position.

(4)

Includes charges recoverable through a natural gas cost recovery mechanism or alternatively billed to Marketers and demand charges associated with Sequent. The gas supply balance includes amounts for Nicor Gas and SouthStar gas commodity purchase commitments of 31 Bcf at floating gas prices calculated using forward natural gas prices as of December 31, 2013, and is valued at $136 million. As we do for other subsidiaries, we provide guarantees to certain gas suppliers for SouthStar in support of payment obligations.

(5)

Floating rate interest charges are calculated based on the interest rate as of December 31, 2013 and the maturity date of the underlying debt instrument. As of December 31, 2013, we have $52 million of accrued interest on our Consolidated Statements of Financial Position that will be paid in 2014.

(6)

We have certain operating leases with provisions for step rent or escalation payments and certain lease concessions. We account for these leases by recognizing the future minimum lease payments on a straight-line basis over the respective minimum lease terms, in accordance with GAAP. However, this lease accounting treatment does not affect the future annual operating lease cash obligations as shown herein. Our operating leases are primarily for real estate.

(7)	Represent fixed-fee minimum payments for Sequent’s affiliated asset management agreements.

(8)	We provide guarantees to certain municipalities and other agencies and certain gas suppliers of SouthStar in support of payment obligations.

Substitute Natural Gas

In 2011, Illinois enacted laws that required Nicor Gas and other large utilities in Illinois to elect to either sign contracts to purchase SNG from coal gasification plants to be constructed in Illinois or file rate cases with the Illinois Commission in 2012, 2014 and 2016.

On October 11, 2011, the Illinois Power Agency (IPA) approved the form of a draft 30-year contract for the purchase by Nicor Gas of 20 Bcf per year of SNG from a proposed plant beginning as early as 2018. The purchase price of the SNG that may be produced from this proposed coal gasification plant may significantly exceed market prices for natural gas and is expected to be dependent upon a variety of factors, including the developer’s financing, plant construction costs and volumes sold, which are currently not determinable. The Illinois law pertaining to this plant provides that the price paid for SNG purchased from the plant is to be considered prudent and not subject to review or disallowance by the Illinois Commission.

In November 2011, we filed a lawsuit against the IPA and the developer of this proposed plant contending that the draft contract approved by the IPA does not conform to certain requirements of the enabling legislation. The lawsuit is pending in circuit court in DuPage County, Illinois. In accordance with the enabling legislation, the draft contract approved by the IPA was submitted to the Illinois Commission for further approvals by that regulatory body. The final form of contract approved by the Illinois Commission modified the draft contract submitted by the IPA in various respects. We have appealed the Illinois Commission’s decision to the circuit court in DuPage County, Illinois. As a result of pending litigation challenging aspects of the IPA and Illinois Commission decisions regarding the contract terms, we have not yet signed a contract with the developer to purchase SNG from the proposed plant.

Contingencies and Guarantees

Contingent financial commitments, such as financial guarantees, represent obligations that become payable only if certain predefined events occur. We have certain subsidiaries that enter into various financial and performance guarantees and indemnities providing assurance to third parties. We believe the likelihood of payment under our guarantees is remote. No liability has been recorded for such guarantees and indemnifications as the fair value is insignificant.

Financial guarantees Tropic Equipment Leasing Inc. (TEL), a wholly owned subsidiary, holds our interest in Triton and has an obligation to restore to zero any deficit in its equity account for income tax purposes in the unlikely event that Triton is liquidated and a deficit balance remains. This obligation continues for the life of the Triton partnerships and any payment is effectively limited to the net assets of TEL, which were $16 million at December 31, 2013. We believe the likelihood of any such payment by TEL is remote. No liability has been recorded for this obligation.

Indemnities In certain instances, we have undertaken to indemnify current property owners and others against costs associated with the effects and/or remediation of contaminated sites for which we may be responsible under applicable federal or state environmental laws, generally with no limitation as to the amount. These indemnifications relate primarily to ongoing coal tar cleanup, as discussed in Environmental Matters. We believe that the likelihood of payment under our other environmental indemnifications is remote. No liability has been recorded for such indemnifications.

Regulatory Matters

In December 2012, Atlanta Gas Light filed a petition with the Georgia Commission for approval to resolve an imbalance of approximately 4.8 Bcf of natural gas related to Atlanta Gas Light’s use of retained storage assets to operationally balance the system for the benefit of the natural gas market. We believe that any costs associated with resolving the imbalance should be recoverable from Marketers. The resolution of this imbalance will be decided by the Georgia Commission and we are unable to predict the ultimate outcome and recovery.

Environmental Matters

We are subject to federal, state and local laws and regulations governing environmental quality and pollution control. These laws and regulations require us to remove or remedy the effect on the environment of the disposal or release of specified substances at current and former operating sites. See Note 3 for additional information.

We are involved in an investigation by the EPA regarding the applicable regulatory requirements for polychlorinated biphenyl in the Nicor Gas distribution system. While we are unable to predict the outcome of this matter or to reasonably estimate our potential exposure related thereto, if any, and have not recorded a liability associated with this contingency, the final disposition of this matter is not expected to have a material adverse impact on our liquidity or financial condition.

Litigation

We are involved in litigation arising in the normal course of business. Although in some cases we are unable to estimate the amount of loss reasonably possible in addition to any amounts already recognized, it is possible that the resolution of these contingencies, either individually or in aggregate, will require us to take charges against, or will result in reductions in, future earnings. Management believes that while the resolution of these contingencies, whether individually or in aggregate, could be material to earnings in a particular period, they will not have a material adverse effect on our consolidated financial position, results of operations or cash flows.

PBR Proceeding Nicor Gas’ PBR plan for natural gas costs went into effect in 2000 and was terminated effective January 1, 2003, following allegations that Nicor Gas acted improperly in connection with the plan. Under this plan, Nicor Gas’ total gas supply costs were compared to a market-sensitive benchmark. Savings and losses relative to the benchmark were determined annually and shared equally with sales customers. Since 2002 the amount of the savings and losses required to be shared has been disputed by the Citizens Utility Board (CUB) and others, with the Illinois Attorney General (IAG) intervening, and subject to extensive contested discovery and other regulatory proceedings before administrative law judges and the Illinois Commission. In 2009, the staff of the Illinois Commission, the staff of the IAG and CUB requested refunds of $85 million, $255 million and $305 million, respectively.

In February 2012, we committed to a stipulation with the staff of the Illinois Commission for a resolution of the dispute through the crediting to Nicor Gas customers of $64 million. On November 5, 2012, the administrative law judges issued a proposed order for a refund of $72 million. In the fourth quarter of 2012, we increased our accrual for this dispute by $8 million for a total of $72 million as a result of these developments and its effect on the estimated liability.

On June 7, 2013 the Illinois Commission issued an order requiring us to refund $72 million to current Nicor Gas customers over a 12-month period. On July 1, 2013 we began refunding customers the full $72 million through our PGA mechanism. The amount refunded is based upon natural gas throughput and $29 million was refunded in 2013. The CUB is continuing to pursue its claim.

Other In addition to the matters set forth above, we are involved with legal or administrative proceedings before various courts and agencies with respect to general claims, taxes, environmental, gas cost prudence reviews and other matters. We are unable to determine the ultimate outcome of these other contingencies. We believe that these amounts are appropriately reflected in our financial statements, including the recording of appropriate liabilities when reasonably estimable.